EXHIBIT 99.1

For immediate release

April 20, 2005

MEDIA CONTACT
Tricia Linderman, 214.932.6798
tricia.linderman@texascapitalbank.com

INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com

TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q1 2005

Dallas, Texas – April 20, 2005 — Texas Capital Bancshares (Nasdaq: TCBI), the parent company of Texas Capital Bank, announced earnings for the first quarter of 2005.

•	Net income increased 34%

•	EPS increased 33%

•	Loans held for investment grew 28%

•	Total loans grew 26%

•	Demand deposits grew 31%

•	Total deposits grew 32%

“Continued strong growth in loans and deposits in the first quarter of 2005, along with exceptionally good credit quality, enabled us to report another great quarter,” said Jody Grant, Chairman and CEO. “We are on plan for the year and ended the quarter with accelerating loan growth and margin expansion.”

FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q1 2005	Q1 2004	% Change
OPERATING RESULTS
Net Income	5,276	3,937	34%
Diluted EPS	$.20	$.15	33%
ROA	.82%	.71%
ROE	10.89%	8.96%
Diluted Shares	26,623	26,076	2%
BALANCE SHEET
Total Assets	$2,636,920	$2,233,135	18%
Demand Deposits	405,162	309,927	31%
Total Deposits	1,981,701	1,495,891	32%
Loans Held for Investment	1,676,799	1,311,511	28%
Total Loans	1,747,471	1,384,300	26%
Stockholders’ Equity	194,511	182,587	7%

Loans Held for Investment are stated net of unearned income.

DETAILED FINANCIALS

Texas Capital Bancshares, Inc. reported net income of $5.3 million for the first quarter of 2005 compared to $3.9 million for the first quarter of 2004. On a fully diluted basis, earnings per share were $.20 for the three months ended March 31, 2005, compared to $.15 for the same quarter last year, representing an increase of 33 percent.

The first quarter of each year is uniquely impacted by certain events, such as the timing of FICA and other employment taxes generated by our incentive and compensation structure. The first quarter of 2005 was additionally influenced by a vesting of restricted stock triggered by the attainment of certain price targets of the company’s common stock. In aggregate, these events, plus the quarter being the shortest of the year, negatively impacted earnings by 3.5 cents per share on a linked quarter basis.

Return on average equity was 10.89 percent and return on average assets was .82 percent for the first quarter of 2005 compared to 8.96 percent and .71 percent, respectively, for the first quarter of 2004. The increase in net income and improvement in return on assets in 2005 are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin.

Net interest income was $21.7 million for the first quarter of 2005, compared to $16.6 million for the first quarter of 2004. The increase was due to an increase in average earning assets of $386.9 million over levels reported in the first quarter of 2004 and an improvement in the net interest margin. The increase in average earning assets included a $324.4 million increase in average loans held for investment (core loans) and an increase of $19.7 million in average securities. The average balance of loans held for sale increased to $82.0 million in the first quarter of 2005 from $61.2 million in the first quarter of 2004. The net interest margin in the first quarter of 2005 was 3.61 percent, a 37 basis point increase from the first quarter of 2004 and a 3 basis point increase from the fourth quarter of 2004. The improvement in the net interest margin resulted primarily from a 95 basis point increase in the yield on earning assets offset by a 76 basis point increase in the cost of interest bearing liabilities from the prior year.

Average interest bearing liabilities increased $271.7 million from the first quarter of 2004, which included a $357.9 million increase in interest bearing deposits offset by an $86.2 million decrease in other borrowings. For the same periods, the average balance of demand deposits increased to $363.4 million from $265.0 million.

Key measures of credit quality showed improvement during the first quarter. In the first quarter of 2005, net recoveries were $17,000, compared to net charge-offs of $466,000, or .15 percent of average loans, in the first quarter of 2004 and $233,000, or .06 percent of average loans, in the fourth quarter of 2004. The Company also reported that the ratio of non-performing loans to total loans decreased to .36 percent. Due to continued improvement in key measures of credit quality, the Company did not record a provision for possible loan losses during the first quarter of 2005, down from $200,000 in the fourth quarter of 2004 and $750,000 in the first quarter of 2004. Reserve coverage of losses, non-performing assets and classified loans remained at especially high levels. In management’s opinion, the reserve, which represents an allocation of total capital, is sufficient to cover all reasonably expected losses in the portfolio and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.

Non-interest income for the first quarter of 2005 increased $864,000, or 26%, to $4.2 million from $3.3 million in the first quarter of 2004. The increase is primarily related to a $1.3 million increase in gains on sale of mortgage loans to $1.8 million from $463,000. Trust fee income increased $149,000 due to continued growth of trust assets. Offsetting these increases was a decrease in cash processing fees, which were $587,000 lower in the first quarter of 2005 compared to the same period in 2004. These fees were related to a special project that occurred in the first quarters of 2002, 2003, and 2004.

Non-interest expense for the first quarter of 2005 increased $4.5 million, or 34 percent, to $17.9 million in the first quarter of 2005 from $13.3 million in the first quarter of 2004. The increase is primarily related to a $3.4 million increase in salaries and employee benefits to $11.5 million from $8.1 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees related to general business growth, substantial additions to staffing for the Houston office, expansion of the residential mortgage lending division, and increased incentive compensation reflective of the Company’s performance.

ABOUT TEXAS CAPITAL BANCSHARES

Texas Capital Bancshares (Nasdaq: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston, Plano, and San Antonio.

This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2005	2004	2004	2004	2004

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$34,187	$32,529	$29,019	$25,056	$24,274
Interest expense	12,519	11,069	9,633	7,804	7,630

Net interest income	21,668	21,460	19,386	17,252	16,644
Provision for loan losses	–	200	375	363	750

Net interest income after provision for loan losses	21,668	21,260	19,011	16,889	15,894
Non-interest income	4,179	3,738	3,463	3,116	3,315
Non-interest expense	17,854	15,917	14,595	13,496	13,332

Income before income taxes	7,993	9,081	7,879	6,509	5,877
Income tax expense	2,717	3,054	2,643	2,149	1,940

Net income	$5,276	$6,027	$5,236	$4,360	$3,937

Diluted EPS	$.20	$.23	$.20	$.17	$.15
Diluted shares	26,622,813	26,457,466	26,263,714	26,140,080	26,075,754
CONSOLIDATED BALANCE SHEET DATA
Total assets	$2,636,920	$2,611,163	$2,487,371	$2,399,603	$2,233,135
Loans held for investment	1,676,799	1,564,578	1,485,156	1,364,106	1,311,511
Loans held for sale	70,672	119,537	79,010	58,058	72,789
Securities	754,154	804,544	820,661	783,234	752,861
Demand deposits	405,162	397,629	324,292	359,628	309,927
Total deposits	1,981,701	1,789,887	1,612,762	1,628,397	1,495,891
Other borrowings	431,682	594,991	653,168	569,404	524,502
Long-term debt	20,620	20,620	20,620	20,620	20,620
Stockholders’ equity	194,511	195,275	190,314	174,327	182,587
End of period shares	25,557,896	25,461,602	25,292,206	25,259,574	25,145,617
Book value (excluding securities gains/losses)	7.79	7.57	7.31	7.09	6.91
SELECTED FINANCIAL RATIOS
Net interest margin	3.61%	3.58%	3.38%	3.24%	3.24%
Return on average assets	.82%	.94%	.85%	.77%	.71%
Return on average equity	10.89%	12.50%	11.25%	10.04%	8.96%
Non-interest expense to earning assets	2.94%	2.63%	2.53%	2.52%	2.58%
Efficiency ratio	69.1%	63.2%	63.9%	66.3%	66.8%
Tier 1 capital ratio	10.4%	10.7%	11.0%	11.4%	11.7%
Total capital ratio	11.3%	11.7%	12.0%	12.5%	12.8%
Tier 1 leverage ratio	8.3%	8.3%	8.3%	8.6%	8.7%
ASSET QUALITY SUMMARY
Non-performing loans	$6,065	$6,059	$7,016	$10,816	$13,203
Net charge-offs (recoveries)	(17)	233	(78)	96	466
Net charge-offs (recoveries) to average loans (1)	(.00)%	.06%	(.02)%	.03%	.15%
Allowance to loans (1)	1.12%	1.20%	1.26%	1.34%	1.37%
Non-performing loans to total loans (1)	.36%	.39%	.47%	.79%	1.01%
Allowance to non-performing loans (1)	3.1x	3.1x	2.7x	1.7x	1.4x

(1)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

			%
	March 31, 2005	March 31, 2004	Change

Assets
Cash and due from banks	$86,846	$55,203	57%
Federal funds sold	–	4,620	(100)%
Securities, available-for-sale	754,154	752,861	–
Loans held for sale	70,672	72,789	(3)%
Loans held for investment (net of unearned income)	1,676,799	1,311,511	28%
Less: Allowance for loan losses	18,715	18,011	4%

Loans held for investment, net	1,658,084	1,293,500	28%
Premises and equipment, net	4,581	4,635	(1)%
Accrued interest receivable and other assets	61,087	48,031	27%
Goodwill, net	1,496	1,496	–

Total assets	$2,636,920	$2,233,135	18%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$405,162	$309,927	31%
Interest bearing	1,276,529	1,131,598	13%
Interest bearing in foreign branches	300,010	54,366	452%

Total deposits	1,981,701	1,495,891	32%
Accrued interest payable	3,125	2,226	40%
Other liabilities	5,281	7,309	(28)%
Federal funds purchased	147,684	90,203	64%
Repurchase agreements	282,964	432,291	(35)%
Other borrowings	1,034	2,008	(49)%
Long-term debt	20,620	20,620	–

Total liabilities	2,442,409	2,050,548	19%
Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares – 100,000,000
Issued shares – 25,557,896 and 24,858,683 at March 31, 2005 and 2004, respectively	256	248
Series A-1 non-voting common stock, $.01 par value:
Issued shares – 286,934 at March 31, 2004	–	3
Additional paid-in capital	173,397	169,074
Retained earnings	25,323	4,424
Treasury stock (shares at cost: 84,274 at March 31, 2005 and 2004, respectively)	(573)	(573)
Deferred compensation	573	573
Accumulated other comprehensive income (loss)	(4,465)	8,838

Total stockholders’ equity	194,511	182,587	7%

Total liabilities and stockholders’ equity	$2,636,920	$2,233,135	18%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands except per share data)

	Three Months Ended March 31
	2005	2004
Interest income
Interest and fees on loans	$25,692	$16,706
Securities	8,296	7,551
Federal funds sold	80	15
Deposits in other banks	119	2

Total interest income	34,187	24,274
Interest expense
Deposits	8,933	4,743
Federal funds purchased	861	320
Repurchase agreements	2,394	2,085
Other borrowings	4	226
Long-term debt	327	256

Total interest expense	12,519	7,630

Net interest income	21,668	16,644
Provision for loan losses	–	750

Net interest income after provision for loan losses	21,668	15,894
Non-interest income	781	857
Service charges on deposit accounts	781	857
Trust fee income	586	437
Cash processing fees	–	587
Bank owned life insurance (BOLI) income	288	321
Mortgage warehouse fees	219	238
Gain on sale of mortgage loans	1,765	463
Other	540	412

Total non-interest income	4,179	3,315
Non-interest expense
Salaries and employee benefits	11,529	8,130
Net occupancy expense	1,683	1,334
Marketing	699	534
Legal and professional	1,097	793
Communications and data processing	655	859
Franchise taxes	45	97
Other	2,146	1,585

Total non-interest expense	17,854	13,332

Income before income taxes	7,993	5,877
Income tax expense	2,717	1,940

Net income	$5,276	$3,937

Earnings per share:
Basic	$.21	$.16
Diluted	$.20	$.15

TEXAS CAPITAL BANCSHARES, INC.

SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2005	2004	2004	2004	2004

Beginning balance	$18,698	$18,731	$18,278	$18,011	$17,727
Loans charged-off:
Commercial	266	258	–	–	–
Real estate	–	–	–	–	–
Consumer	1	16	135	6	–
Leases	58	115	65	266	493

Total	325	389	200	272	493
Recoveries:
Commercial	282	6	142	–	–
Leases	60	150	136	176	27

Total recoveries	342	156	278	176	27

Net charge-offs (recoveries)	(17)	233	(78)	96	466
Provision for loan losses	–	200	375	363	750

Ending balance	$18,715	$18,698	$18,731	$18,278	$18,011

Reserve to loans held for investment(2)	1.12%	1.20%	1.26%	1.34%	1.37%
Reserve to average loans held for investment(2)	1.18%	1.23%	1.31%	1.38%	1.42%
Net charge-offs (recoveries) to average loans (1)(2)	(.00)%	.06%	(.02)%	.03%	.15%
Provision for loan losses to average loans (1) (2)	–	.05%	.10%	.11%	.24%
Recoveries to total charge-offs	105.2%	40.1%	139.0%	64.7%	5.5%
Reserve as a multiple of net charge-offs	N/M	80.2x	N/M	190.4x	38.7x
Non-performing loans:
Loans past due (90 days) (2)	$18	$209	$117	$4,423	$6,250
Non-accrual	6,047	5,850	6,899	6,393	6,953

Total	$6,065	$6,059	$7,016	$10,816	$13,203

Reserve as a percent of non-performing loans (2)	3.1x	3.1x	2.7x	1.7x	1.4x

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2005	2004	2004	2004	2004

Interest income
Interest and fees on loans	$25,692	$23,941	$20,455	$17,498	$16,706
Securities	8,296	8,567	8,546	7,536	7,551
Federal funds sold	80	17	15	18	15
Deposits in other banks	119	4	3	4	2

Total interest income	34,187	32,529	29,019	25,056	24,274
Interest expense
Deposits	8,933	7,315	6,231	4,948	4,743
Federal funds purchased	861	740	437	294	320
Repurchase agreements	2,394	2,631	2,572	2,250	2,085
Other borrowings	4	80	112	56	226
Long-term debt	327	303	281	256	256

Total interest expense	12,519	11,069	9,633	7,804	7,630

Net interest income	21,668	21,460	19,386	17,252	16,644
Provision for loan losses	–	200	375	363	750

Net interest income after provision for loan losses	21,668	21,260	19,011	16,889	15,894
Non-interest income
Service charges on deposit accounts	781	797	825	891	857
Trust fee income	586	559	482	454	437
Cash processing fees	–	–	–	–	587
Bank owned life insurance (BOLI) income	288	292	346	329	321
Mortgage warehouse fees	219	243	241	274	238
Gain on sale of mortgage loans	1,765	1,145	1,083	729	463
Other	540	702	486	439	412

Total non-interest income	4,179	3,738	3,463	3,116	3,315
Non-interest expense
Salaries and employee benefits	11,529	9,786	8,914	7,964	8,130
Net occupancy expense	1,683	1,577	1,443	1,341	1,334
Marketing	699	837	669	569	534
Legal and professional	1,097	814	755	779	793
Communications and data processing	655	540	764	995	859
Franchise taxes	45	41	52	56	97
Other	2,146	2,322	1,998	1,792	1,585

Total non-interest expense	17,854	15,917	14,595	13,496	13,332

Income before income taxes	7,993	9,081	7,879	6,509	5,877
Income tax expense	2,717	3,054	2,643	2,149	1,940

Net income	$5,276	$6,027	$5,236	$4,360	$3,937

QUARTERLY FINANCIAL SUMMARY – UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	1st Quarter 2005			4th Quarter 2004			3rd Quarter 2004			2nd Quarter 2004			1st Quarter 2004
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate

Assets
Securities – Taxable	$729,907	$7,861	4.37%	$765,943	$8,168	4.24%	$776,302	$8,337	4.27%	$748,343	$7,396	3.97%	$745,042	$7,442	4.02%
Securities – Non-taxable	48,715	669	5.57%	44,907	614	5.44%	24,925	322	5.14%	17,664	215	4.90%	13,924	168	4.85%
Federal funds sold	12,377	80	2.62%	3,159	17	2.14%	4,192	15	1.42%	7,686	18	0.94%	6,058	15	1.00%
Deposits in other banks	17,858	119	2.70%	773	4	2.06%	1,128	3	1.06%	995	4	1.62%	829	2	0.97%
Loans held for sale	81,956	2,281	11.29%	94,510	2,191	9.22%	70,730	1,765	9.93%	68,922	1,456	8.50%	61,177	1,157	7.61%
Loans	1,590,207	23,411	5.97%	1,516,672	21,750	5.71%	1,432,860	18,690	5.19%	1,326,066	16,042	4.87%	1,265,840	15,549	4.94%
Less reserve for loan losses	18,930	–	–	18,870	–	–	18,440	–	–	18,205	–	–	17,720	–	–

Loans, net of reserve	1,653,233	25,692	6.30%	1,592,312	23,941	5.98%	1,485,150	20,455	5.48%	1,376,783	17,498	5.11%	1,309,297	16,706	5.13%

Total earning assets	2,462,090	34,421	5.67%	2,407,094	32,744	5.41%	2,291,697	29,132	5.06%	2,151,471	25,131	4.70%	2,075,150	24,333	4.72%
Cash and other assets	148,557			137,702			157,255			138,399			146,414

Total assets	$2,610,647			$2,544,796			$2,448,952			$2,289,870			$2,221,564

Liabilities and Stockholders’ Equity
Transaction deposits	$107,162	$255	0.97%	$104,621	$230	0.87%	$99,245	$150	0.60%	$95,031	$140	0.59%	$88,635	$132	.60%
Savings deposits	613,391	3,147	2.08%	587,020	2,548	1.73%	581,616	2,005	1.37%	560,182	1,639	1.18%	504,530	1,499	1.19%
Time deposits	765,497	5,531	2.93%	658,447	4,537	2.74%	631,115	4,076	2.57%	566,369	3,169	2.25%	534,981	3,112	2.34%

Total interest bearing deposits	1,486,050	8,933	2.44%	1,350,088	7,315	2.16%	1,311,976	6,231	1.89%	1,221,582	4,948	1.63%	1,128,146	4,743	1.69%
Other borrowings	534,773	3,259	2.47%	635,552	3,451	2.16%	617,394	3,121	2.01%	574,942	2,600	1.82%	620,982	2,631	1.70%
Long-term debt	20,620	327	6.43%	20,620	303	5.85%	20,620	281	5.42%	20,620	256	4.99%	20,620	256	4.99%

Total interest bearing liabilities	2,041,443	12,519	2.49%	2,006,260	11,069	2.19%	1,949,990	9,633	1.97%	1,817,144	7,804	1.73%	1,769,748	7,630	1.73%
Demand deposits	363,398			335,914			302,338			289,973			265,039
Other liabilities	9,241			10,732			11,395			8,047			10,013
Stockholders’ equity	196,565			191,890			185,229			174,706			176,764

Total liabilities and stockholders’ equity	$2,610,647			$2,544,796			$2,448,952			$2,289,870			$2,221,564

Net interest income		$21,902			$21,675			$19,499			$17,327			$16,703
Net interest income to earning assets			3.61%			3.58%			3.38%			3.24%			3.24%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.